SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8 K/A

                                 CURRENT REPORT

           Pursuant to Section 13 or 15 (d) of Securities Exchange Act


                                 January 7, 2005

                                 Date of Report
                        (Date of Earliest Event Reported)

                        SKREEM ENTERTAINMENT CORPORATION
                     --------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


   Delaware                    00-24370                          33-0611748
----------------          ---------------------          -----------------------
(State or other           (Commission File No.)          (IRS Employer I.D. No.)
 Jurisdiction)

                    11637 Orpington Street, Orlando, FL 32817
                   ------------------------------------------
                    (Address of Principal Executive Offices)

                                 (407) 207-0400
                         -------------------------------
                         (Registrant's Telephone Number)

                          Stanford Capital Corporation
          ------------------------------------------------------------
          (Former Name or Former Address if changed Since Last Report)

Item 4. Changes in Registrant's Certifying Accountant

(a)      Previous independent accountants

(i) On January 7, 2005, the Registrant dismissed Thomas Leger & Co. LLP from its position as the Company's independent accounts.

(ii) The audit report of Thomas Leger & Co. LLP, on July 21, 2004, for the year ended March 31, 2004 contained no adverse opinion, disclaimer of opinion or modification of the opinion other than Thomas Leger & Co. LLP did qualify its opinion and stated its substantial doubt about the company's ability to continue as a going concern.

(iii)The Registrant's Board of Directors participated in and approved the decision to change independent accountants.

(iv) In connection with its audit for the most recent fiscal year and the interim period until the date of dismissal , there have been no disagreements with Thomas Leger & Co. LLP on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreement if not resolved to the satisfaction of Thomas Leger & Co. LLP would have caused them to make reference thereto in their report on the financial statements.

(v) During the most recent fiscal year and the interim period until the date of dismissal , there have been no reportable events (as defined in Regulation S-K Item 304 (a)(1)(v)).

(vi) The Registrant requested that Thomas Leger & Co. LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as an Exhibit to this Form 8-K.

(b)  New independent accountants

     On January 7, 2005, the Registrant engaged Ham Langston & Brezina LLP to audit its financial statements for the year ended March 31, 2005. During the two most recent fiscal years and through March 31, 2005, the Registrant has not consulted with Ham Langston & Brezina LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Registrant's financial statements, and no written report or oral advice was provided to the Registrant by concluding there was an important factor to be considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a)(1)(v) of Regulation S-K.

Item 7. Financial Statements and Exhibits.

(c)      Exhibits.

         Exhibit          Description of Exhibit
         Number

          16.1        Letter from Thomas Leger & Co. LLP dated January 14,
                      2005



                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date: January 14,  2005      Skreem Entertainment Corporation

                                      By:/s/ Charlie Camorata
                                      Charlie Camorata
                                      Chief Executive Officer

THOMAS LEGER & CO., LLP




January 14, 2005




United States Securities and Exchange Commission
Division of Corporate Finance
450 Fifth Street, N.W.
Washington, D.C. 20549


To Whom It May Concern:

We have  read  Item  4(a) of Form  8-K/A  dated  January  14,  2005,  of  Skreem
Entertainment Corporation (formerly Stanford Capital Corporation). and are in agreement with the statements contained therein. We have no basis to agree or disagree with other statements of the registrant contained in the Form 8-K/A.

Very truly yours,


/s/ Thomas Leger & Co., LLP

Thomas Leger & Co., LLP
Houston, Texas